UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 28, 2010
Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 2.02 Results of Operations and Financial Condition
     On July 28, 2010, Community Health Systems, Inc. (the “Company”) announced operating results for the second quarter and six months ended June 30, 2010. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K.
ITEM 7.01 Regulation FD Disclosure
     The earnings release referred to in item 2.02 above also includes an update of the Company’s previous 2010 guidance. This guidance reaffirms the Company’s previous annual earnings guidance provided on April 21, 2010, as modified to reflect certain changes as detailed in the guidance assumptions on page 12, 13 and 14. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
     Exhibits
     The following exhibits are furnished herewith:
     99.1 Community Health Systems, Inc. Press Release dated July 28, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2010	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

	By:	/s/ T. Mark Buford
T. Mark Buford Senior Vice President and Chief Accounting Officer (principal accounting officer)

Index to Exhibits

Exhibit Number	Description
99.1	Press Release dated July 28, 2010

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